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                                                                  EXHIBIT(10)(c)

                                Amendment No. 3
                                      to
                   The First American Financial Corporation
                          1997 Directors' Stock Plan


This Amendment No. 3 to The First American Financial Corporation 1997 Directors' Stock Plan (the "Plan") was authorized by the Board of Directors of said corporation on June 22, 2000. This amendment is effective as of May 12, 2000, and is made for the purpose of reflecting the change in the name of the sponsor of the Plan (the "Company" as defined therein) from "The First American Financial Corporation" to "The First American Corporation," which change became effective on said date.

1.   Section 1 of the Plan is amended to read in full as follows:

                                    PURPOSE

          The purpose of The First American Corporation 1997 Directors' Stock Plan (the "Plan") is to maintain the ability of The First American Corporation (the "Company") to attract and retain the services of experienced and highly qualified individuals to serve as directors of the Company and to create a proprietary interest of such directors in the Company's continued success.

2. All references to the name of the Plan that are made in the Plan document and in any previous amendment thereto shall be deemed to refer to the new name of the Plan as set forth in this Amendment No. 3.

3. Except as amended above, the Plan as in effect prior to this amendment shall continue unchanged.


In Witness Whereof, the Company's duly authorized officers have executed this amendment at Santa Ana, California, on July 19, 2000.


                              The First American Corporation


                              By: /s/ Parker S. Kennedy, President
                                  ---------------------------------
                                    Parker S. Kennedy, President

                              By: /s/ Mark R Arnesen, Secretary
                                  ---------------------------------
                                     Mark R Arnesen, Secretary